UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2020

LOGIQ, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079
New York, New York 10004
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (808) 829-1057

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Adoption of 2020 Equity Incentive Plan

On September 30, 2020, Logiq, Inc., a Delaware corporation (the “Company”), adopted an equity compensation plan entitled the Logiq, Inc. 2020 Equity Incentive Plan (the “Plan”). Pursuant to the Plan, the Company reserved up to 2,000,000 shares of common stock for issuance under the Plan.

The Plan allows for the grant of a variety of equity vehicles to provide flexibility in implementing equity awards, including incentive stock options, non-qualified stock options, restricted stock grants, unrestricted stock grants and restricted stock units.

Plan Administration. As used herein with respect to the Plan, the “Board of Directors” refers to any committee the Board of Directors appoints as well as to the Board of Directors itself. Subject to the provisions of the Plan, the Board of Directors has the power to construe and interpret the Plan and awards granted under it and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award. Subject to the limitations set forth below, the Board of Directors will also determine the exercise price of options granted under the Plan and, with the consent of any adversely affected option holder, may reduce the exercise price of any outstanding option, cancel an outstanding option in exchange for a new option covering the same or a different number of shares of common stock or another equity award or cash or other consideration, or any other action that is treated as a repricing under generally accepted accounting principles. All decisions, determinations and interpretations by the Board of Directors regarding the Plan shall be final and binding on all participants or other persons claiming rights under the Plan or any award.

Options. Options granted under the Plan may become exercisable in cumulative increments (“vest”) as determined by the Board of Directors. Such increments may be based on continued service to the Company over a certain period of time, the occurrence of certain performance milestones, or other criteria. Options granted under the Plan may be subject to different vesting terms. The Board of Directors has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant’s service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, or by such other method as may be set forth in the option agreement. The maximum term of options under the Plan is 10 years, except that in certain cases the maximum term of certain incentive stock options is five years. Options under the Plan generally terminate three months after termination of the participant’s service. Incentive stock options are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death. Non-statutory stock options are transferable to the extent provided in the option agreement.

Stock Bonuses and Restricted Stock Awards. Subject to certain limitations, the consideration, if any, for restricted stock unit awards must be at least the par value of our common stock. The consideration for a stock unit award may be payable in any form acceptable to the Board of Directors and permitted under applicable law. The Board of Directors may impose any restrictions or conditions upon the vesting of restricted stock unit awards, or that delay the delivery of the consideration after the vesting of stock unit awards, that it deems appropriate. Restricted stock unit awards are settled in shares of the Company’s common stock. Dividend equivalents may be credited in respect of shares covered by a restricted stock unit award, as determined by the Board of Directors. At the discretion of the Board of Directors, such dividend equivalents may be converted into additional shares covered by the restricted stock unit award. If a restricted stock unit award recipient’s service relationship with the Company terminates, any unvested portion of the restricted stock unit award is forfeited upon the recipient’s termination of service.

Certain Adjustments. Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or a change in corporate structure may change the type(s), class(es) and number of shares of common stock subject to the Plan and outstanding awards. In that event, the Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the Plan, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such awards.

A copy of the Plan and related form agreements is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Board Appointment

On September 30, 2020, Mr. Josh Jacobs was appointed as an independent director to the Company’s Board of Directors (the “Board”). The Board now consists of seven (7) members, four of which are considered to be independent directors.

Mr. Jacobs, a pioneer in the programmatic media-buying industry, has led innovative technology companies on a global scale. Mr. Jacobs also serves as an executive director of Maven, Inc. (OTC:MVEN), a media platform for digital publishers. Built through acquisitions, Mr. Jacobs co-led the fundraising, acquisition and integration of 4 media companies (including Sports Illustrated and Jim Cramer’s TheStreet.com) over a 3 year period of time. Under his leadership, Maven grew from a pre-product/pre-revenue startup, to a market leading platform serving over 110 million readers monthly and generating more than $100 million in revenue.

Prior to Maven, Mr. Jacobs was the Global CEO of Accuen, an Omnicom agency, and a president of Omnicom Media Group. Mr. Jacobs grew Accuen from a single office in Chicago, to a global powerhouse with employees in over 65 countries.

Mr. Jacobs has held senior global executive roles in market leading technology companies including:

●	President of Services at Kik Interactive where Mr. Jacobs lead the team creating a developer and partner ecosystem, powered by one of the world’s leading chat and messaging platforms.

●	SVP of Advertising Products and Global Marketing at Glam Media (Mode Media) where Mr. Jacobs oversaw all aspects of brand advertising, applications and ad partners as well as the Glam Publisher Network of 1,400 sites. He was also responsible for Glam Media’s global marketing, including brand and agency marketing, corporate communications and research.

●	VP and General Manager of Marketing Technology at Yahoo! where he was responsible for driving Yahoo!'s advertising technology and publisher network display partnership strategy as well as driving the business operations supporting the company's advertising platform business, as General Manager of the RightMedia Exchange.

Mr. Jacobs has also led multiple early stage companies through the creation of their initial products, fundraising, and scaling of operations including roles as President of X1, an Idealab company and Co-founder of small business publishing platform Bigstep.com. Mr. Jacobs continues to support the startup ecosystem as a board member, investor and advisor to numerous technology and media startups. In addition to Maven, Mr. Jacobs sits on the board of Resonant (NASD:RESN), and Invoca (privately held).

There is no arrangement or understanding between Mr. Jacobs and any other person pursuant to which Mr. Jacobs was selected as a director of the Board. Mr. Jacobs is not a participant in, nor is he to be a participant in, any related-person transaction or proposed related-person transaction required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Officer Appointment

On September 30, 2020, the Company appointed Daniel Urbino to the position of Chief Operating Officer of the Company.

Mr. Urbino, 34, brings over a decade of experience in corporate finance and accounting, strategy, and operations, working with startups to large publicly-traded companies with over $2B in annual revenue.

Mr. Urbino previously served as the Chief Operating Officer of ConversionPoint Technologies, Inc. (“ConversionPoint”) where he was responsible for corporate budgeting and forecasting while focusing on revenue generating activities and scaling high performing teams. In this position, Mr. Urbino also played a key role in several mergers and acquisition transactions, including the sale of two subsidiaries. Prior to ConversionPoint, Mr. Urbino served in a senior leadership role for a division of VCA Inc. that was responsible for approximately $400M in annual revenue.

Mr. Urbino earned his B.A. from the University of California, Santa Barbara and subsequently obtained his MBA from the University of Southern California where he focused on strategy, finance, and entrepreneurship. Mr. Urbino also obtained his CPA license in the state of California.

There is no arrangement or understanding between Mr. Urbino and any other person pursuant to which Mr. Urbino was appointed as an executive officer. There are no family relationships between Mr. Urbino and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. Mr. Urbino is not a participant in, nor is Mr. Urbino to be a participant in, any related-person transaction or proposed related-person transaction required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01	Regulation FD Disclosure

On October 1, 2020, the Company issued a press release announcing the appointment of Mr. Jacobs as a director of the Board. A copy of this press release is attached hereto as Exhibit 99.1 and is being furnished with this Current Report.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including statements regarding the business strategy, and related plans are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that the Company believes may affect its financial condition, operating results, business strategy, short-term and long-term business operations and objectives. These forward-looking statements speak only as of the date of this Current Report and are subject to a number of risks, uncertainties and assumptions. The events and circumstances reflected in such forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Logiq, Inc. 2020 Equity Incentive Plan and related form agreements
99.1	Press Release, dated as of October 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGIQ, INC.

Dated: October 1, 2020	By:	/s/ Tom Furukawa
Tom Furukawa, Chief Executive Officer